Write-down and loss on sale of vessels (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Schedule of Vessel Sales
The following table shows the write-downs and net (loss) gain on sale of vessels for the years ended December 31, 2018, 2017, and 2016:

			Write-down and (Loss) Gain on Sales of Vessels
			Year Ended December 31,
Segment	Asset Type	Completion of Sale Date	2018 $	2017 $	2016 $
Teekay LNG Segment – Conventional Tankers	Handymax	(1)	(13,000)	—	—
Teekay LNG Segment – Liquefied Gas Carriers	4 Multi-gas Carriers	(2)	(33,000)	—	—
Teekay LNG Segment – Conventional Tankers	2 Suezmaxes	Oct/Dec-2018 (3)	(7,863)	(25,100)	—
Teekay LNG Segment – Conventional Tankers	2 Suezmaxes	(4)	—	(25,500)	—
Teekay LNG Segment – Conventional Tankers	Suezmax	Mar-2017	—	—	(11,537)
Teekay LNG Segment – Conventional Tankers	2 Suezmaxes	Apr/May-2016	—	—	(27,439)
Teekay Tankers Segment – Conventional Tankers	3 Aframaxes	June/Sept/Nov-2017	—	(11,158)	—
Teekay Tankers Segment – Conventional Tankers	2 Suezmaxes	Jan/Mar-2017	—	(1,797)	(6,276)
Teekay Tankers Segment – Conventional Tankers	2 MR Tankers	Aug/Nov-2016	—	—	(14,650)
Teekay Parent Segment – Offshore Segment	2 FPSOs	(5)	—	(205,659)	—
Teekay Parent Segment – Conventional Tankers	VLCC	Oct-2016	—	—	(12,495)
Teekay Offshore Segment	FSO	(6)	—	(1,500)	—
Teekay Offshore Segment	FSO	Oct-2017	—	—	(983)
Teekay Offshore Segment	Shuttle Tanker	Nov-2016	—	—	6,817
Teekay Offshore Segment	2 Conventional Tankers	Mar-2016	—	—	65
Teekay Offshore Segment	2 UMS Vessels	(7)	—	—	(43,650)
Teekay Offshore Segment	Shuttle Tanker	Nov-2017 (8)	—	—	(2,146)
Other			170	(29)	48
Total			(53,693)	(270,743)	(112,246)

(1)
In March 2018, the carrying value of the Alexander Spirit conventional tanker was written down to its estimated fair value, using an appraised value, as a result of changes in the Company's expectations of the vessel's future opportunities once its current charter contract ends in 2019.

(2)
In June 2018, the carrying value for four of Teekay LNG's seven wholly-owned multi-gas carriers, the Napa Spirit, Pan Spirit, Cathinka Spirit and Camilla Spirit, were written down to their estimated fair value, taking into consideration vessel appraised values, as a result of Teekay LNG's evaluation of alternative strategies for these assets, the current charter rate environment and the outlook for charter rates for these vessels at that time.

(3)
In June and August 2017, the charterer for the European Spirit and African Spirit Suezmax tankers gave formal notices to Teekay LNG that it will not exercise its one-year extension option under the charter contracts and redelivered the tankers in August 2017 and November 2017, respectively. Upon receiving these notifications, Teekay LNG commenced marketing the vessels for sale. Based on second-hand market comparable values at the time, Teekay LNG wrote down the vessels to their estimated resale values and they were presented as held for sale on the consolidated balance sheets as at December 31, 2017. In the fourth quarter of 2018, Teekay LNG sold the European Spirit and African Spirit for net proceeds of $15.7 million and $12.8 million, respectively, using the net proceeds from the sales primarily to repay its existing term loans associated with the vessels.

(4)
Under Teekay LNG's charter contracts for the Teide Spirit and Toledo Spirit Suezmax tankers, the charterer, who is also the owner of the vessels, has the option to cancel the charter contracts 13 years following commencement of the respective charter contracts. In August 2017, the charterer of the Teide Spirit gave formal notification to Teekay LNG of its intention to terminate its charter contract subject to certain conditions being met and third-party approvals being received. In February 2018, the charterer sold the Teide Spirit to a third party. In May 2018, the charterer of the Toledo Spirit gave formal notification to Teekay LNG of its intention to terminate its charter contract subject to certain conditions being met and the receipt of certain third-party approvals. In November 2018, the owner and charterer of the Toledo Spirit, reached an agreement to sell the vessel and delivered the vessel to the buyer in January 2019 (see Note 23). Teekay LNG wrote down the vessels to their estimated fair values based on their expected future discounted cash flows.

(5)
In September 2017, the estimated future cash flows and carrying value of the asset groups for the Petrojarl Foinaven FPSO unit and Petrojarl Banff FPSO unit, each owned by Teekay Parent, changed upon the deconsolidation of Teekay Offshore. For the Petrojarl Foinaven FPSO, two shuttle tankers, which are owned by Teekay Offshore, were removed from the carrying value of the asset group and the estimated future cash flows of the asset group was changed to include the in-charter costs of these two vessels to be paid by Teekay Parent to Teekay Offshore. For the Petrojarl Banff FPSO, the carrying value of an FSO, which is owned by Teekay Offshore, was removed from the carrying value of the asset group and the estimated future cash flows of the asset group were changed to include the in-charter costs of the FSO unit to be paid by Teekay Parent to Teekay Offshore. This change in asset groups and a re-evaluation of the estimated future net cash flows of the units resulted in a write-down of the carrying values of the units to their estimated fair values, which in aggregate was approximately $113.0 million. The impairment charges are included in the Company's Teekay Parent Segment - Offshore Production. The Company has determined the discounted cash flows using the current projected time charter rates and costs, discounted at an estimated market participant rate of 10%. For both units, the Company has included the existing contracted time charter rates and operating costs as well as projected future use on another field. The projected future use of each of the FPSO units takes into consideration the Company’s estimated upgrade costs and projected time charter rates that could be contracted in future periods. In establishing these estimates, the Company considered recent discussions with potential customers, available information regarding field expansions and historical experience redeploying FPSO units.

(6)	In 2017, the carrying value of the Falcon Spirit FSO was written down as a result of a decrease in the estimated residual value of the unit.

(7)	In 2016, Teekay Offshore canceled the UMS construction contracts for its two UMS newbuildings. As a result, the carrying values of these two UMS newbuildings were written down to $nil.

(8)
In 2016, the carrying value of the Navion Marita was written down to its estimated fair value, using an appraised value, as a result of fewer opportunities to trade the vessel in the spot conventional tanker market.